Notes on the Consolidated Statements of Operations and Comprehensive Loss	12 Months Ended
Dec. 31, 2019
Disclosure Of Income Statement [Abstract]
Notes on the Consolidated Statements of Operations and Comprehensive Loss
Notes on the Consolidated Statements of Operations and Comprehensive Loss

4.1 Operating segments

Basis for segmentation

The management board of Spark Networks is the Group’s chief operating decision maker (“CODM”).

In line with the management approach, the operating segments were identified on the basis of the Group's internal reporting. Internal reporting is the basis for the allocation of resources and the evaluation of the performance of the operating segments by the management board. On this basis, the Group’s business activity is segmented according to the countries it operates in.

The performance of the operating segments is measured on the basis of revenue and direct marketing expenses only. Due to the Group’s integrated business structure, costs and expenses other than direct marketing expenses are not allocated to the individual reportable segments. As such, the Group does not measure operating profit or loss by segment for internal reporting purposes. Assets are not allocated to the different business segments for internal reporting purposes.

When making operating decisions and assessing performance, the CODM only reviews revenue and direct marketing expenses excluding personnel-related and certain other expenses, which are also included in cost of revenue in the Consolidated Statements of Operations and Comprehensive Loss.

Information about reportable segments

While the CODM receives separate information for each country, all countries other than the United States and Canada (together, "North America") have been aggregated into one reportable segment as the business model and long-term margin expectations are similar. This means that the Group reports the two reportable segments as North America and International.

Reconciliation of reportable segment profit or loss:

2019 in € thousands	North America	International	Total
Revenue	96,508	52,633	149,141
Direct marketing expenses	(58,292)	(27,292)	(85,584)
Contribution	38,216	25,341	63,557

Other cost of revenue
Data center expenses			(5,027)
Credit card fees			(4,211)
Mobile application processing fees			(8,480)
Gross profit			45,839
Other income			1,558
Other operating expenses
Sales and marketing expenses			(6,108)
Customer service expenses			(6,830)
Technical operations and development expenses			(19,433)
General and administrative expenses			(24,840)
Operating loss			(9,814)

Finance income			4,236
Finance costs			(13,186)
Net finance expenses			(8,950)

Loss before taxes			(18,764)
Income tax benefit			3,590
Net loss			(15,174)

Revenue realized over time	94,310	52,129	146,439
Revenue realized at a point in time	2,198	504	2,702

2018 in € thousands (1)	North America	International	Total
Revenue	48,105	55,333	103,438
Direct marketing expenses	(27,862)	(32,026)	(59,888)
Contribution	20,243	23,307	43,550

Other cost of revenue
Data center expenses			(3,311)
Credit card fees			(2,187)
Mobile application processing fees			(4,104)
Gross profit			33,948
Other income			240
Other operating expenses
Sales and marketing expenses			(4,938)
Customer service expenses			(4,626)
Technical operations and development expenses			(7,195)
General and administrative expenses			(19,540)
Operating loss			(2,111)

Finance income			478
Finance costs			(1,436)
Net finance expenses			(958)

Loss before taxes			(3,069)
Income tax expense			(811)
Net loss			(3,880)

Revenue realized over time	48,105	55,333	103,438

(1) Comparative figures for the year ended December 31, 2018 were restated for errors. For further information, see Note 8.4.

2017 in € thousands (1)	North America	International	Total
Revenue	23,919	59,610	83,529
Direct marketing expenses	(17,980)	(35,489)	(53,469)
Contribution	5,939	24,121	30,060

Other cost of revenue
Data center expenses			(1,964)
Credit card fees			(1,549)
Mobile application processing fees			(1,794)
Gross profit			24,753
Other income			54
Other operating expenses
Sales and marketing expenses			(5,540)
Customer service expenses			(3,971)
Technical operations and development expenses			(6,428)
General and administrative expenses			(16,091)
Operating loss			(7,223)

Finance income			239
Finance costs			(782)
Net finance expenses			(543)

Loss before taxes			(7,766)
Income tax benefit			720
Net loss			(7,046)

Revenue realized over time	23,919	59,610	83,529

(1) Comparative figures for the year ended December 31, 2017 were restated for errors. For further information, see Note 8.4.

Geographic information

The Group operates across the world generating revenue from different countries. It has allocated its total revenue to countries based on where the revenue is generated and has deemed countries as material and separately disclosed where they make up more than 10% of its revenue or non-current assets.

Revenue in € thousands	2019	2018 (1)	2017 (1)
United States	85,495	41,639	17,360
France	12,470	17,109	17,784
United Kingdom	12,230	9,089	8,572
Germany	2,078	3,068	3,652
Other countries	36,868	32,533	36,161
	149,141	103,438	83,529

 (1) Comparative figures for the years ended December 31, 2018 and 2017 were restated for errors. For further information, see Note 8.4.

Non-current assets in € thousands	2019	2018	2017
United States	270,248	25,816	25,814
France	1,433	2,266	6,459
Germany	9,686	7,034	4,733
Other countries	148	185	212
	281,515	35,301	37,218

Non-current assets exclude financial instruments and deferred tax assets.

Major customers

Given the nature of the business, there is no one single customer that is significant to the Group.

4.2 Seasonality of operations

The Group’s business underlies a certain degree of seasonality. Higher operating profits are usually expected in the second half of the year rather than in the first six months as there are usually higher marketing expenses in the first six months, while revenue is at a similar level in the first and second half of the year. This information is provided to allow for a better understanding of the results; however, management has concluded that this is not "highly seasonal" in accordance with IAS 34.

4.3 Revenue

For the years ended December 31, 2019, 2018 and 2017, revenue was as follows:

	Years Ended December 31,
(in € thousands)	2019	2018 (1)	2017 (1)
Subscription revenue	144,654	102,545	83,143
Virtual currency revenue	2,702	—	—
Advertising revenue	1,785	893	386
Total Revenue	149,141	103,438	83,529

(1) Comparative figures for the years ended December 31, 2018 and 2017 were restated for errors. For further information, see Note 8.4.

The vast majority of Spark Networks’ revenue is derived from subscription fees. Only one separate performance obligation, the grant of a right to access the Group’s intellectual property during the contract period, arises from each contract. As such, subscription revenue is initially deferred and is recognized using the straight-line method over the terms of the applicable subscription period, which primarily ranges from one to twelve months.

The increase in revenue from 2017 to 2019 was mainly due to the addition of Zoosk following the Spark Networks / Zoosk Merger in July 2019 and the addition of Jdate, JSwipe and Christian Mingle following the Affinitas / Spark Merger in November 2017. No revenue was realized during the year ended December 31, 2019 from performance obligations satisfied in prior periods.

The Group recognized virtual currency revenue for the first time in 2019 due to the addition of Zoosk following the Spark Networks / Zoosk Merger in July 2019. For more information regarding Spark Networks' revenue recognition policy, refer to Note 3.2.

For information regarding trade receivables and contract liabilities from contracts with customers, refer to Notes 5.3 and 5.15, respectively.

4.4 Cost of revenue

For the years ended December 31, 2019, 2018 and 2017, cost of revenue was as follows:

(in € thousands)	2019	2018	2017
Direct marketing expenses	85,584	59,888	53,469
Credit card fees	4,211	2,187	1,549
Data center expenses	5,027	3,311	1,964
Mobile application processing fees	8,480	4,104	1,794
Total cost of revenue	103,302	69,490	58,776

Cost of revenue consists primarily of direct marketing expenses, data center expenses, credit card fees and mobile application processing fees. The increase in cost of revenue from 2017 to 2019 was primarily attributable to increases in direct marketing expenses within the North America segment. The increase in credit card fees and data center expenses from 2017 to 2019 was primarily attributable to the addition of Jdate, JSwipe, and Christian Mingle in November 2017, and Zoosk in July 2019. Additionally, mobile application processing fees increased as a result of the addition of the Spark brands and Zoosk, which generate a higher proportion of revenue from the Apple App Store and the Google Play Store. Subscriptions sold through these app stores incur a commission equal to 30% of revenue. The increase in cost of revenue from 2017 to 2018 was also attributable to €12,839 thousand of direct marketing investment in SilverSingles in 2018 following its December 2017 launch.

4.5 Other income

For the years ended December 31, 2019, 2018 and 2017, other income was as follows:

(in € thousands)	2019	2018	2017
Gain realized upon sublease commencement	1,259	—	—
Other income	299	240	54
Total other income	1,558	240	54

During 2019, the Group subleased office space in California, United States. As a result of the sublease commencement, the Group recognized the difference between the right-of-use asset and the net investment in the sublease as Other income of €1,259 thousand. For more information regarding the treatment of the sublease under IFRS 16 Leases, refer to Note 1.6.

4.6 Sales and marketing expenses

For the years ended December 31, 2019, 2018 and 2017, the following table shows the types of expenses recorded as sales and marketing:

(in € thousands)	2019	2018	2017
Personnel	3,865	3,183	2,921
Depreciation and amortization	745	1,176	1,723
Impairment of intangible assets	703	—	—
Third party services	414	209	—
Other	242	271	705
Office expenses	139	99	191
Total sales and marketing expenses	6,108	4,938	5,540

Sales and marketing expenses consist primarily of salaries for Spark Networks’ sales and marketing personnel, expenses for market research, and amortization and impairment of sales related intangible assets. The increase in sales and marketing expenses from 2018 to 2019 was primarily attributable to increased personnel expenses, termination costs, and marketing support services as a result of the Spark Networks / Zoosk Merger in July 2019, as well as an impairment loss recognized on Samadhi brands and trademarks. This increase was partially offset by a decrease in amortization expense. The decrease in sales and marketing expenses from 2017 to 2018 was primarily attributable to reductions in amortization expense, marketing research, and marketing TV production costs.

4.7 Customer service expenses

For the years ended December 31, 2019, 2018 and 2017, the following table shows the types of expenses recorded as customer service:

(in € thousands)	2019	2018	2017
Personnel	2,766	2,459	2,153
Third party services	3,218	1,773	1,589
Office expenses	339	241	146
Depreciation and amortization	486	107	62
Other	21	46	21
Total customer service expenses	6,830	4,626	3,971

Customer service expenses consist primarily of personnel costs and third party service fees associated with Spark Networks’ customer service centers. The increase in customer service expenses from 2018 to 2019 was primarily attributable to increased external service provider costs and customer support staffing to support the newly acquired Zoosk brand in July 2019, and an increase in amortization expense on Zoosk intangible assets acquired in the Spark Networks / Zoosk Merger. The increase in customer service expenses from 2017 to 2018 was primarily attributable to increased customer support staffing to support the Spark brands acquired in November 2017 and the launch of SilverSingles in December 2017.

4.8 Technical operations and development expenses

For the years ended December 31, 2019, 2018 and 2017, the following table shows the types of expenses recorded as technical operations and development:

(in € thousands)	2019	2018	2017
Personnel	12,341	6,386	5,712
Depreciation and amortization	5,370	2,224	1,259
Data processing costs	4,220	832	1,364
Office expenses	374	252	166
Other	420	68	63
Capitalized development costs	(3,292)	(2,567)	(2,136)
Total technical operations and development expenses	19,433	7,195	6,428

Technical operations and development expenses consist primarily of the personnel and systems necessary to support Spark Networks’ corporate technology requirements as well as costs incurred in the development, enhancement and maintenance of Spark Networks’ new and existing technology platforms. Technical operations and development expenses increased from 2018 to 2019 primarily due to an increase in personnel expenses to ensure the transition of technological oversight of the Zoosk tools and systems from the United States based development team to the development team in Germany, and an increase in amortization expense on Zoosk intangible assets acquired in the Spark Networks / Zoosk Merger. Expenses also increased as a result of higher data processing costs with the addition of Zoosk. Technical operations and development increased from 2017 to 2018 primarily due to an increase in amortization expense on internally generated intangible assets and an increase in personnel expenses to ensure the transition of technological oversight of the Spark tools and systems from the United States based development team to the development team in Germany. Further, expenses also increased as a result of higher average salaries in the department. Total research and development expenses for 2019, 2018, and 2017 were €2,741 thousand, €2,441 thousand, €1,301 thousand, respectively. For details of intangible assets and property, plant and equipment, see Note 5.1 and Note 5.2, respectively.

4.9 General and administrative expenses

The following table shows the different types of expenses allocated to general and administrative expenses:

(in € thousands)	2019	2018	2017
Personnel costs	7,938	7,447	4,120
Legal, consulting, bookkeeping and auditing costs	9,429	3,600	6,084
Provisions for bad debts, write-offs, and uncollectible amounts	385	1,203	4,102
Goodwill impairment	—	3,324	—
Third party services	1,844	860	319
Licenses	1,577	798	24
Depreciation and amortization	1,082	49	34
Insurance	880	640	214
Office expenses	429	499	264
Recruiting costs	127	458	323
Travel costs	721	361	233
Other expenses	428	301	374
Total general and administrative expenses	24,840	19,540	16,091

General and administrative expenses consist primarily of corporate personnel-related costs, professional fees, occupancy and other overhead costs. The increase in general and administrative expenses from 2018 to 2019 was primarily due to an increase in legal and consulting costs related to the Spark Networks / Zoosk Merger, an increase in amortization expense on Zoosk intangible assets acquired in the Spark Networks / Zoosk Merger, and increases in third party services, licenses, and personnel costs. The increase in general and administrative expenses was partially offset by a year over year decrease in goodwill impairment and a year over year decrease in impairment loss recognized on trade receivables. The increase in General and administrative expenses from 2017 to 2018 was due to Samadhi goodwill impairment and an increase in personnel expenses and related overhead, partially offset by a year over year decrease in legal and consulting costs that related to the Affinitas / Spark Merger in November 2017.

4.10 Net finance expenses

During the years ended December 31, 2019, 2018 and 2017, net finance expenses were as follows:

(in € thousands)	2019	2018	2017
Currency translation gains	4,061	257	213
Interest income and similar income	175	221	26
Interest expense	(6,748)	(426)	(516)
Currency translation losses	(6,208)	(645)	(266)
Other finance costs	(230)	(365)	—
Total net finance expenses	(8,950)	(958)	(543)

Net finance expenses consist primarily of interest income and expenses, foreign exchange gains and losses, and other finance costs. The increase in net finance expenses from 2018 to 2019 was primarily due to interest expense of €6,425 thousand related to borrowings under the Senior Secured Facilities Agreement (as defined in Note 5.9) and net foreign exchange losses of €2,147 thousand during 2019 compared to €388 thousand during 2018. The increase in net foreign exchange losses was primarily due to the subsequent measurement of the Group's United States dollar denominated borrowings under the Senior Secured Facilities Agreement as of December 31, 2019. The increase in net finance expenses from 2017 to 2018 was mainly due to the early termination fee of €307 thousand that was paid in March 2018 pursuant to the Termination Agreement entered into by Affinitas related to the loan agreement dated as of September 2016 and net foreign exchange losses of €388 thousand during 2018 compared to €53 thousand during 2017. The increase in net finance expense was partially offset by income of €220 thousand related to the repayment of a related party loan receivable in August 2018.

4.11 Employee benefits

The following table shows the different types of expenses recorded as employee benefits:

(in € thousands)	2019	2018	2017
Wages and salaries	19,405	12,451	11,367
Social security contribution	2,566	2,329	2,016
Equity-settled share-based payments	2,335	4,091	1,166
Termination benefits	1,266	283	430
Other employee benefits	1,592	786	447
Total employee benefits expenses	27,164	19,940	15,426

Employee benefits increased mainly due to the Spark Networks / Zoosk Merger in 2019 and the Affinitas / Spark Merger in 2017.

During the years ended December 31, 2019, 2018 and 2017, termination benefits of €1,266 thousand, €283 thousand, and €430 thousand, respectively, were expensed, of which €1,725 thousand, €564 thousand, and €1,238 thousand, respectively, were paid out in 2019, 2018 and 2017. Spark Networks paid severance agreements with Zoosk employees following the close of the Spark Networks / Zoosk Merger in July 2019 and with Spark employees following the close of the Affinitas / Spark Merger in November 2017. Contributions to the defined contribution retirement funds presented as social security contributions amounted to €1,081 thousand, €973 thousand and €845 thousand for the years ended December 31, 2019, 2018 and 2017, respectively.

Employee benefits are allocated to costs and expenses as follows:

(in € thousands)	2019	2018	2017
Cost of revenue	254	465	520
Sales and marketing expenses	3,865	3,183	2,921
Customer service expenses	2,766	2,459	2,153
Technical operations and development expenses	12,341	6,386	5,712
General and administrative expenses	7,938	7,447	4,120
Total employee benefits	27,164	19,940	15,426

4.12 Share-based payment arrangements

Share-based compensation expense reflected in the Company's consolidated financial statements consists of expense related to the Affinitas virtual employee share option plan (the “Affinitas VESOP”), the Spark 2007 Omnibus Incentive Plan (“Spark 2007 Plan”), the Spark Networks 2017 virtual stock option plan (the “Spark Networks 2017 VSOP”) and the Spark Networks 2018 virtual stock option plan (the “Spark Networks 2018 VSOP”). The Affinitas VESOP was independently established by Affinitas in 2013 and the Spark 2007 Plan was independently established by Spark in 2007, in each case prior to the Affinitas / Spark Merger. In connection with the Affinitas / Spark Merger, the Affinitas VESOP was terminated and replaced by the Spark Networks 2017 VSOP. The Spark Networks 2017 VSOP was subsequently replaced by the Spark Networks 2018 VSOP in 2018. Share-based compensation expense incurred in periods prior to the close of the Affinitas / Spark Merger resulted solely from share-based compensation granted by Affinitas.

Description of share-based payment arrangements operated by Affinitas prior to the Affinitas / Spark Merger

The Affinitas / Spark Merger was considered a Liquidity Event under the terms of the Affinitas VESOP. It was decided by the shareholders of Affinitas to settle all the options granted under the Affinitas VESOP that were outstanding at the merger date at a fixed valuation of €3,839 thousand, which was equivalent to a total equity value of €90 million for Affinitas. Subsequent to the Affinitas / Spark Merger, in 2017, Options to purchase 192 shares with a value of €78 thousand were settled in cash and a prepayment of €600 thousand was paid to selected participants. The remaining value of the outstanding Options, amounting to €3,161 thousand, was deferred and settled in cash in November 2018, subject to the participants being employed by the Group at the settlement date. These transactions were accounted for as the repurchase of equity interests.

Reconciliation of outstanding share Options

The movements in the number of Options outstanding and their related weighted average exercise prices (in €) are as follows:

	2018		2017
	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price	Number of Options
Outstanding at January 1	€1,019	6,166	€1,014	5,454
Granted during the year	€—	—	€1,091	932
Forfeited during the year	€—	—	€1,091	(28)
Settled during the year	€1,019	(6,166)	€1,228	(192)
Outstanding at December 31	€—	—	€1,019	6,166

In the table above, Options are presented as granted in the period that the service commencement and expense recognition started. As all of the outstanding Options were settled in cash in November 2018, no Options are outstanding or exercisable as of the reporting date.

Options outstanding at the end of the period have the following expiry dates and exercise prices (in €):

	2017
Expiry date	Exercise Price	Number of Options
Not defined (grant in 2013)	€1	1,170
September - October 2025	€917	825
September - October 2025	€1,376	825
September - October 2025	€1,835	550
January - July 2026	€917	550
January - July 2026	€1,091	404
May 2026	€1,376	550
May 2026	€1,835	360
January - April 2027	€1,091	932
Outstanding at December 31		6,166

Measurement of fair values

In determining the fair values of its unlisted shares as of each grant date, Affinitas employed a market multiple approach to estimate the total enterprise value. The value per share was subsequently derived by assuming two potential exit scenarios (i.e., Share Sale/M&A or IPO).

Based on the essential features of the Options granted and the essential parameters for measuring the fair value of the Options, the fair value of the options in the case of an M&A scenario and IPO scenario were measured separately to determine the (weighted) fair value of the options. For the option fair value in the case of an M&A scenario, the fair value of the underlying instrument has been applied. For the option fair value in the case of an IPO scenario, the Black Scholes Option Pricing Model has been applied to determine the fair value of the options. The probability of a Share Sale and an IPO scenario have been assessed, and these probabilities have been applied to compute the probability weighted fair value per Option. The fair values and the inputs used in the measurement of the fair values of these equity-settled Options at the date of grant are summarized below:

2017
Share price M&A Scenario (€)	551
Share price IPO Scenario (€)	1,489
Weighted average option exercise price (€)	1,091
Volatility	37.2%
Expected life	2.8 - 3.8 years
Dividend yield	—%
Risk-free rate	(0.653)%
Weighted-average option fair value (€)	520
Fair value per Option (€)	481 - 572

Expected volatility was estimated by considering the historical average share price volatility of comparable companies. As the Options could only be exercised following a Share Sale or an IPO, applying an expected life based on the period from the grant date to the expected exit date was considered to be most appropriate for the Options granted during prior periods.

The vested Options could not be exercised until a Share Sale or an IPO, and this requirement was treated as a non-vesting condition. If the expected service period for the Options granted was shorter than the estimated period up to the exercise date, a discount to the fair value of the options was applied to allow for the non-transferability of the options in the period between the end of the service period and the estimated exercise date. For this purpose, the discount for lack of marketability (“DLOM”) was calculated as the cost of an “at-the-money” put option over the underlying share of the appropriate term using the Finnerty option model. The rationale is that the put option insures against the risk of not being able to exercise the option when the share price falls.

For the year ended December 31, 2019, no share-based payment expense was recognized for the equity-settled Options granted under the Affinitas VESOP (2018: €423 thousand, 2017: €685 thousand).

Expense recognized in profit or loss

The fair value of the Options granted was expensed on a straight-line basis over the estimated vesting period, based on management’s estimate of a future Share Sale/IPO date and the number of Options that would eventually vest. As the Affinitas / Spark Merger was considered a Liquidity Event, all unvested Options as of the merger date vested in November 2018.

Estimated forfeitures are revised if the number of Options expected to vest differs from previous estimates. Differences between the estimated and actual forfeitures are accounted for in the period they occur.

Description of share-based payment arrangements operated by Spark Networks following the Affinitas / Spark Merger

In 2017, Spark Networks established the Spark Networks 2017 VSOP for selected executives and employees of Spark Networks and its subsidiaries. In March 2018, Spark Networks replaced the Spark Networks 2017 VSOP by establishing the Spark Networks 2018 VSOP for selected executives and employees of Spark Networks and its subsidiaries if and to the extent that the plan participants under the Spark Networks 2017 VSOP had agreed to such replacement. Under the Spark Networks 2018 VSOP, Spark Networks granted participants a certain number of virtual stock options in exchange for options granted under the Spark Networks 2017 VSOP and/or a certain number of new virtual stock options, and can grant additional options in the future. The Spark Networks 2017 VSOP Options which were exchanged for the Spark Networks 2018 VSOP Options vest over a period of three years from the grant date, whereby one-third of the Options vest on the first year anniversary of the grant and the remaining Options vest every six months thereafter. The new Spark Networks 2018 VSOP Options vest over a period of four years from the grant date, whereby one-fourth of the Options vest on the first year anniversary of the grant and the remaining Options vest every six months thereafter. The contractual life of the options is 85 months.

The Spark Networks 2018 VSOP entitles Spark Networks to a choice of settlement whereby the cash amount or equal value in shares to be received by the beneficiaries for a single vested option shall equal the market price per Spark Networks ADS minus the exercise price. Spark Networks classifies awards under the Spark Networks 2018 VSOP as equity-settled.

The terms and conditions of the revised Spark Networks 2018 VSOP also apply to the 908,608 options granted under the Spark Networks 2017 VSOP. During the years ended December 31, 2019 and December 31, 2018, respectively, Spark Networks granted 195,000 and 513,026 virtual stock options to executives and employees.

In June 2019, in anticipation of the Spark Networks / Zoosk Merger, the Administrative Board of Spark Networks agreed to the acceleration, exercise, and settlement of 952,018 Options granted to five executives of Spark Networks under the Spark Networks 2017 VSOP and Spark Networks 2018 VSOP ("the Accelerated Vesting"). Accordingly, Spark Networks recognized the remaining grant date fair value related to these Options as share-based payment expense in June 2019. Options totaling 636,492 were net exercised in shares and cash in July 2019. Options totaling 315,526, which were out of the money at the exercise date, were repurchased at a nominal value per share (€0.01). Remaining options under the Spark Networks 2018 VSOP continue to vest over the original vesting period established.

Options outstanding at the end of the period have the following expiry dates and weighted average exercise prices (in $):

	2019		2018		2017
	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price	Number of Options	Exercise Price	Number of Options
Outstanding at January 1	$11.96	1,293,070	$10.62	908,608	$—	—
Granted during the year	$9.04	195,000	$14.47	513,026	$10.62	908,608
Forfeited during the year	$10.81	(190,974)	$12.49	(128,564)	$—	—
Exercised during the year	$10.23	(636,492)	$—	—	$—	—
Repurchased during the year	$14.63	(315,526)	$—	—	$—	—
Outstanding at December 31	$11.70	345,078	$11.96	1,293,070	$10.62	908,608

	2019		2018		2017
Expiry date	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price	Number of Options	Exercise Price	Number of Options
December 2024	$10.62	223,515	$10.62	840,044	$10.62	908,608
April 2025	$14.63	96,563	$14.63	433,026	$—	—
June 2025	$11.51	10,000	$11.51	10,000	$—	—
January 2026	$—	—	$9.38	10,000	$—	—
March 2026	$9.06	15,000	$—	—	$—	—
Outstanding at December 31	$11.70	345,078	$11.96	1,293,070	$10.62	908,608
Exercisable at December 31	$11.33	251,605	$10.62	297,474	$—	—

Measurement of fair values

The fair value of the employee share options has been measured using a binomial option-pricing model.

The fair values and the inputs used in the measurement of the fair values of these equity-settled Options at the date of grant and at the date of replacement of Spark Networks 2017 VSOP Options with Spark Networks 2018 VSOP Options are summarized below:

	2019	2018	2017
Share price ($)	8.59 - 9.49	9.47 - 14.63	10.21
Exercise price ($)	8.99 - 9.06	9.38 - 14.63	10.62
Option life (months)	85	85	48.5
Volatility	37.1 - 38.4%	36.4 - 38.2%	55%
Dividend yield	—%	—%	—%
Risk-free rate	2.56 - 2.57%	2.67 - 2.84%	1.98%
Fair value per Option ($)	4.18 - 4.79	4.82 - 7.38	3.87
Fair value per Option (€)	3.68 - 4.25	4.25 - 5.99	3.27

Expected volatility is estimated by considering historical average share price volatility of the Company, including the historical share price volatility of Spark Networks, Inc.

Expense recognized in profit or loss

Since the Options are subject to a graded vesting schedule, the grant date fair value for each tranche (vesting period) is expensed separately over the related vesting period. The replacement of Spark Networks 2017 VSOP Options by Spark Networks 2018 VSOP Options resulted in an incremental fair value of €1,504 thousand, which is recognized as share-based payment expense over the remainder of the amended vesting period.

Estimated forfeitures are revised if the number of Options expected to vest differ from previous estimates, and any differences between the estimated and actual forfeitures are accounted for in the period they occur.

For the year ended December 31, 2019, the total share-based payment expense recognized for the equity-settled Options granted under the virtual stock option plans amounted to €2,335 thousand (2018: €3,610 thousand, 2017: €313 thousand).

Description of share-based payment arrangements operated by Spark prior to the merger with Affinitas

Spark granted share-based payment awards under the 2007 Omnibus Incentive Plan (the “Spark 2007 Plan”), including incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted shares of common stock, restricted stock units, performance stock or unit awards, and other stock-based awards and cash-based incentive awards.

In connection with the Affinitas / Spark Merger, Spark established the Chardonnay Trust, with the purpose of holding such number of shares of Spark Networks SE ADSs as shall be necessary to satisfy the obligations under all unexercised Spark stock options awarded under the Spark 2007 Plan. Following the completion of the Affinitas / Spark Merger, Spark no longer has any rights to revoke or amend the Chardonnay Trust in a manner that is detrimental to Spark 2007 Plan participants.

In connection with the Affinitas / Spark Merger, each Spark stock option was converted into an award to acquire ADSs from the Chardonnay Trust, on the same terms and conditions as were applicable under the Spark stock option, and subject to adjustment based on the exchange ratio stipulated in the merger agreement. The shares underlying the ADSs held in the Chardonnay Trust are recognized as treasury stock within the Consolidated Statement of Shareholders' Equity. See Note 5.8 Shareholder's Equity for details on the movements in equity components.

Only nonqualified stock options were outstanding as of the merger date. As the Affinitas / Spark Merger was considered a change in control, all unvested Spark stock options vested by May 2018 to the extent outstanding at such time. During the year ended December 31, 2019, Spark Networks purchased 5,000 stock options at a price equal to the nominal value per share (€0.01).

Reconciliation of outstanding share options

The movements in the number of Spark options outstanding and their related weighted average exercise prices are as follows:

	2019		2018
	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price	Number of Options
Outstanding at January 1	$10.91	65,050	$16.88	163,270
Exercised during the year	$10.09	(42,400)	$10.10	(55,975)
Repurchased during the year	$14.50	(5,000)	$—	—
Expired during the year	$10.10	(250)	$35.07	(42,245)
Outstanding at December 31	$11.88	17,400	$10.91	65,050

	2017
	Weighted Average Exercise Price	Number of Options
Outstanding at November 3	$37.47	236,670
Expired during the year	$83.75	(72,900)
Forfeited during the year	$14.50	(500)
Outstanding at December 31	$16.88	163,270

In the tables above, all options were granted in the period prior to the merger. As of December 31, 2019 and December 31, 2018, all of the outstanding options have vested.

Options outstanding at the end of the period have the following expiry dates and exercise prices:

	2019		2018		2017
Expiry date	Exercise Price	Number of Options	Exercise Price	Number of Options	Exercise Price	Number of Options
March 2018	$—	—	$—	—	$20.87	1,750
July 2018	$—	—	$—	—	$10.10	24,735
November 2018	$—	—	$—	—	$10.00	12,000
November 2018	$—	—	$—	—	$53.70	20,000
November 2018	$—	—	$—	—	$34.50	5,000
March 2023	$30.70	1,500	$30.70	1,500	$30.70	3,750
August 2023	$—	—	$14.50	5,000	$14.50	5,000
September 2023	$—	—	$—	—	$18.60	250
March 2024	$—	—	$10.00	2,400	$10.00	2,400
March 2024	$10.10	15,900	$10.10	56,150	$10.10	88,385
Outstanding at December 31	$11.88	17,400	$10.91	65,050	$16.88	163,270

Measurement of fair values

Spark calculates the fair value of stock-based compensation using the Black-Scholes option-pricing model. The determination of the fair value of stock-based awards at the grant date requires judgment in developing assumptions, which involve a number of variables. These variables include, but are not limited to, the expected stock price volatility over the term of the awards, the expected dividend yield and the expected stock option exercise behavior.

Spark’s computation of expected volatility is based on a combination of historical and market-based implied volatility. The volatility rate was derived by examining historical stock price behavior and assessing management’s expectations of stock price behavior during the term of the option. The term of the options was derived based on the “simplified method” calculation. The simplified method allows companies that do not have sufficient historical experience to provide a reasonable basis for an estimate to instead estimate the expected term of a "plain vanilla" option by averaging the time to vesting and the full term of the option. ("Plain vanilla" options are options with the following characteristics: (i) the options are granted at-the-money; (ii) exercisability is conditional only upon performing service through the vesting date; (iii) if an employee terminates service prior to vesting, the employee would forfeit the options; (iv) if an employee terminates service after vesting, the employee would have a limited time to exercise the options (typically less than 90 days); and (v) the options are nontransferable and non-hedgeable.)

Expense recognized in profit or loss

Compensation expense for Spark options is recognized over the requisite service period. As the Affinitas / Spark Merger was considered a change in control, all unvested Spark options vested by May 2018 to the extent outstanding at such time.

For the year ended December 31, 2019, no share-based payment expense was recognized for the equity-settled options granted under the plans operated by Spark prior to the merger (2018: €58 thousand, 2017: €175 thousand).

4.13 Income Taxes

The major components of income taxes are broken down as follows:

	Years Ended December 31,
(in € thousands)	2019	2018	2017
Current income tax	(1,577)	(219)	(67)
Current income tax expenses (-) / benefit (+)	(1,521)	(155)	(57)
Adjustments for current income tax from prior periods	(56)	(64)	(10)
Deferred tax	5,167	(592)	787
Deferred taxes from the origination and reversal of temporary differences	4,610	(531)	(8)
Deferred taxes on tax loss and credit carryforwards	557	(61)	795
Total	3,590	(811)	720

Based on the consolidated loss before taxes, the reconciliation of income tax benefit (expense) is the following:

	Years Ended December 31,
(in € thousands)	2019	2018 (1)	2017 (1)
Loss before tax	(18,764)	(3,069)	(7,766)
Tax rate of the Group in %	30%	30%	32%
Expected tax expense (-) / benefit (+)	5,662	926	2,485
Tax effect of:
Differences in applicable tax rate	(402)	229	(108)
Recognition of previously unrecognized tax losses	4,239	850	573
Current year losses for which no deferred tax is recognized	(5,876)	(1,997)	(2,009)
Share-based compensation arrangements	984	(263)	(139)
Non-deductible expenses for tax purposes	(177)	4	(5)
Taxes from prior years	(1,129)	(604)	(10)
Tax rate changes	—	167	—
Trade tax additions and deductions	(31)	(53)	(29)
Tax credits	387	—	—
Other	(67)	(70)	(38)
Income tax benefit (expense)	3,590	(811)	720

(1) Comparative figures for the years ended December 31, 2018 and 2017 were restated for errors. For further information, see Note 8.4.

The income tax rate of the Group is determined by the tax rate of Spark Networks SE, consisting of a corporate income tax of 15.8% including solidarity surcharge, as well as the trade tax of 14.4%.

The corporate income tax rate in the United States was reduced from 35% to 21% with effect from January 1, 2018. The Israeli corporate tax rate was reduced from 24% to 23% in 2018. The French corporate tax rate was reduced in 2018 from 33% to 28% up to the profit limit of €500 thousand, effective for the year ended December 31, 2018. Over this limit, the French corporate tax rate remains at 33% for 2018. These rates are reflected in the deferred tax calculations as appropriate. The impact of the change in tax rate has been recognized in tax expense in profit or loss, except to the extent that it relates to items previously recognized outside profit or loss.

As of December 31, 2019 and 2018, the following deferred tax assets and liabilities were recognized:

	December 31,
(in € thousands)	2019	2018
Deferred tax assets (DTA)	15,767	10,482
Deferred tax liabilities (DTL)	3,054	1,132

A breakdown of deferred tax assets and liabilities is presented in the following table:

	2019		2018
(in € thousands)	DTA	DTL	DTA	DTL
Intangible assets	422	26,965	—	2,439
Property, plant and equipment	131	188	—	—
Receivables and other assets	78	68	202	—
Compensation accruals	725	—	—	—
Cash	148	—	73	—
Liabilities	553	178	17	19
Provisions	20	—	4	—
Contract liabilities	1,098	—	—	—
Other	238	—	—	—
Interest rate carryforward	378	—	—	—
Income tax credits	6,532	—	—	—
Tax loss carryforwards	29,789	—	11,512	—
Total, gross	40,112	27,399	11,808	2,458
Set off of deferred tax	24,345	24,345	1,326	1,326
Total, net	15,767	3,054	10,482	1,132

The deferred tax liabilities on intangible assets as of December 31, 2019 of €26,965 thousand are mainly attributable to intangible assets acquired as part of the Spark Networks / Zoosk Merger in 2019. The deferred tax liabilities on intangible assets as of December 31, 2018 of €2,439 thousand are attributable to intangible assets acquired as part of the Samadhi Acquisition in 2016 and the Affinitas / Spark Merger in 2017, and the capitalization of internally generated software.

The deferred taxes recorded on cash and cash equivalents relate to differences in the treatment of unrealized foreign currency exchange effects that are not deductible for tax purposes.

The Group has unrecognized tax benefits of €3,090 thousand and €295 thousand as of December 31, 2019 and 2018, respectively, which are primarily related to R&D tax credits in the United States. The Group does not expect any material changes in the amount of unrecognized tax benefits in the next 12 months. The Group applies IFRIC 23 Uncertainty over Income Tax Treatments in its consolidated financial statements.

In Germany, the Group has tax loss carryforwards for corporate taxes amounting to €58,037 thousand as of December 31, 2019 (December 31, 2018: €45,747 thousand) and €57,266 thousand for trade taxes (December 31, 2018: €45,035 thousand). Of these available tax loss carryforwards, deferred tax assets in the amount of €10,956 thousand were recognized as of December 31, 2019 (December 31, 2018: €11,512 thousand). As of December 31, 2019, the Group had interest carryforwards in the amount of €5,419 thousand for which no deferred tax assets have been recorded. As of December 31, 2019, there are corporate tax loss carryforwards of €21,407 thousand (December 31, 2018: €7,469 thousand) and trade tax loss carryforwards of €21,310 thousand (December 31, 2018: €7,372 thousand) for which no temporary differences were recognized. No temporary differences for which no deferred tax assets were recognized existed.

In 2018, a German subsidiary realized a tax loss. The Group has concluded that the deferred tax assets will be recoverable based on the estimated future taxable income supported by the approved business plans and budgets for the subsidiary.

In general, the net operating loss carryforwards in Germany do not expire. They are subject to review and possible adjustment by the German tax authorities. Furthermore, under current German tax laws, certain substantial changes in the Group’s ownership and business may further limit the amount of net operating loss carryforwards, which could be utilized annually to offset future taxable income.

In March 2017, the Federal Constitutional Court released a court order to declare that forfeiture of tax losses due to certain substantial changes in a company’s ownership are unconstitutional.

The restrictions on the utilization of tax losses were mitigated through Economic Growth Acceleration Act (“Wachstumsbeschleunigungsgesetz”). According to the provisions of this act, unused tax losses of a corporation are preserved to the extent they are compensated by an excess of the fair value of equity for tax purposes above its carrying amount of the Group.

At December 31, 2019, the Group has gross net operating loss carryforwards for United States income tax purposes of approximately €73,393 thousand (December 31, 2018: €16,056 thousand) and €77,122 thousand (December 31, 2018: €14,660 thousand) available to reduce future federal and state taxable income, respectively, which expire beginning in the years 2026 for federal purposes and in 2028 for state purposes. Federal net operating losses generated after December 31, 2017 are indefinite in nature and do not expire. The increase in net operating loss carryforwards is attributable to the acquisition of Zoosk in 2019. Under Section 382 of the United States Internal Revenue Code, the utilization of the net operating loss carryforwards may be limited based on changes in the percentage ownership of the Group. The Company conducted a study to account for any limitation of attributes and noted it did not materially impact its net operating loss carryforwards acquired as part of the Zoosk acquisition. Of these available tax loss carryforwards, deferred tax assets in the amount of €18,833 thousand were recognized as of December 31, 2019, of which €3,380 thousand relate to the recognition of Spark deferred tax assets which were not previously recorded and €15,453 thousand relate to Zoosk and were recorded through purchase accounting.

At December 31, 2019, the Group has United States federal and state income tax credit carryforwards of approximately €8,289 thousand (December 31, 2018: €314 thousand) net of unrecognized tax benefits, which primarily relate to research and development (“R&D”) tax credits that expire beginning in the years 2028 for federal purposes and do not expire for state purposes. The increase in United States federal income tax carryforwards is attributable to the acquisition of Zoosk in 2019. Deferred tax assets related to R&D tax credits generated post-acquisition of Zoosk in the amount of €494 thousand were recorded in the period.

In addition, as of December 31, 2019, the Group had net operating loss carryforwards in Israel of €9,668 thousand (December 31, 2018: €8,860 thousand), which do not expire, and for which no deferred tax asset was recognized. Management does not believe it is probable that Israel’s deferred tax assets will be realized based on historical and projected income.

Spark Networks records deferred tax assets on operating loss and credit carryforwards to the extent that it is probable that those can be used to reduce future taxable income. Following Spark Networks’ evaluation, deferred tax assets of €29,789 thousand and €11,512 thousand were recorded as of December 31, 2019 and December 31, 2018, respectively. Such deferred tax assets primarily relate to the Group's operations in the United States and Germany.

No deferred taxes on the aggregate amount of temporary differences associated with investments in subsidiaries of €9,088 thousand as of December 31, 2019 (December 31, 2018: €2,690 thousand) were recognized.

4.14 Earnings per share

Basic earnings per share

The Group presents earnings per share data for its common shares. Earnings per share is calculated by dividing the net (loss) income of the period by the weighted average number of common shares outstanding during the period.

Dilutive net (loss) earnings per share includes any dilutive impact of stock options. For the years ended December 31, 2019, 2018, and 2017, all stock options outstanding during the period were excluded from the calculation of diluted net (loss) earnings per share because they would have been anti-dilutive.

	Years Ended December 31,
(in € thousands, except per share amounts)	2019	2018 (1)	2017 (1)
Net loss	€(15,174)	€(3,880)	€(7,046)
Weighted average shares outstanding - basic and diluted	1,976	1,296	230
Net loss per share - basic and diluted	€(7.68)	€(2.99)	€(30.63)

(1) Comparative figures for the years ended December 31, 2018 and 2017 were restated for errors. For further information, see Note 8.4.